MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 8
Payment Date:     29-Jun-98
Reporting Month:  May

              Class
            Interest       Beginning       Interest      Interest      Principal        Total     Applied       Ending
  Class       Rate          Balance         Accrual       Payment       Payment     Distribution  Losses        Balance

Class A-1   5.868440%  $265,817,550.77 $1,299,945.29 $1,299,945.29 $22,723,886.75 $24,023,832.04   $0.00   $243,093,664.02
Class A-2   6.248440%  $142,000,000.00   $739,398.73   $739,398.73          $0.00    $739,398.73   $0.00   $142,000,000.00
Class A-3   12.000000%  $89,978,000.00   $899,780.00   $899,780.00          $0.00    $899,780.00   $0.00    $89,978,000.00

                       $497,795,550.77 $2,939,124.02 $2,939,124.02 $22,723,886.75 $25,663,010.77   $0.00   $475,071,664.02




  Class              CUSIP     Priority     PrincipalType Interest Type
Class A-1          589962AY5    Senior        Sequential   Floater

Class A-2          589962AZ2    Senior        Sequential   Floater

Class A-3          589962BA6    Senior        Sequential   Floater


MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 8

Payment Date:          29-Jun-98
Reporting Month:       May


                                Original                            Interest     Interest    Principal                  Remaining
                                 Pct       Integral                  Accrual     Payment     Payment                    Principal
     Class   Original Balance    Pool    Denomination  Record Date   Factor      Factor      Factor     Ending Balance    Factor

Class A-1      $710,500,000.00   75.00%    $1,000.00    31-May-98    1.82962039  1.82962039 31.98295109  $243,093,664.02 0.34214450
Class A-2      $142,000,000.00   14.99%    $1,000.00    31-May-98    5.20703331  5.20703331  0.00000000  $142,000,000.00 1.00000000
Class A-3       $89,978,000.00    9.50%    $1,000.00    31-May-98   10.00000000 10.00000000  0.00000000   $89,978,000.00 1.00000000

               $942,478,000.00                                                                           $475,071,664.02



MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 8

  Payment Date:         29-Jun-98
  Reporting Month       May

  Reserve Funds and Subordination



                               Initial Coverage    Beginning Coverage  Adjustments Losses   Insured Balance  Ending Coverage
  Type

  Pool Over Collateralization 0.50%$4,736,097.11    0.94% $4,736,097.11                     $479,807,761.12   0.99% $4,736,097.11

  Surplus Summary

  Class                      Total Distribution
  Surplus                            $302,934.83

  Delinquency Statistics

Directly Held Mortgage Loans*
                                       Current              % of
                      # of Loans      Balance          Current Balance
  30+ Days                 2          $1,061,894             1.15%
  60+ Days                 0                  $0             0.00%
  90+ Days                 0                  $0             0.00%
  Foreclosure              0                  $0             0.00%
  REO                      1            $210,106             0.23%

  Totals                   3          $1,271,999             1.38%

Underlying Mortgage Loans**
                                       Current              % of
                      # of Loans      Balance          Current Balance
  30+ Days                98      $18,494,159.83             4.77%
  60+ Days                21       $4,088,746.87             1.06%
  90+ Days                54       $9,890,315.55             2.55%
  Foreclosure             54      $11,132,915.95             2.87%
  REO                     31       $5,303,168.15             1.37%

  Totals                 258      $48,909,306.35            12.62%

  Advances on Delinquencies                                         $316,796
  Non-Recoverable Advances on Delinquencies                            $0.00

*Not covered by Pool Insurance policy
**Covered by various Pool Insurance policies







MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 8
Payment Date:   29-Jun-98
Report Date:    May

Collateral Proceeds Account


Beginning Balance                            $0.00

Deposits                                                Withdrawals

Interest Net of Servicing Fee        $3,277,689.22      Interest Payments           $2,939,124.02
Principal                           $22,723,886.75      Principal Payments         $22,723,886.75
Deposits From Reserve Fund                   $0.00      Surplus                       $302,934.83
Other Deposits                               $0.00      FSA Fee                        $35,630.37



Total Deposit                       $26,001,575.97      Total Withdrawals          $26,001,575.97


                                                        Ending Balance                      $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies